Exhibit 99.1


FOR IMMEDIATE RELEASE

 COMMSCOPE REVISES FOURTH QUARTER 2003 RESULTS FOR ADDITIONAL OFS BRIGHTWAVE
                              NONCASH CHARGES
------------------------------------------------------------------------

HICKORY, NC -- (MARCH 15, 2004) CommScope, Inc. (NYSE: CTV) today announced final fourth quarter 2003 results for the period ended December 31, 2003. There was no change in CommScope's preliminary operating results reported on February 19, 2004, other than additional equity in losses of OFS BrightWave, LLC. CommScope's final, audited 2003 results are included in the Company's Form 10-K, which it plans to file with the Securities and Exchange Commission today.

CommScope's equity-method investee, OFS BrightWave, recently performed an impairment analysis of its fixed assets and identified intangible assets primarily due to the difficult global business conditions for optical fiber and fiber optic cable. As a result, for the fourth quarter of 2003 OFS BrightWave recorded impairment charges totaling $202.3 million, which include $101.3 million for its identified intangible assets and $101.0 million for tangible property, plant and equipment.

The losses incurred by OFS BrightWave in 2003 resulted in a members' deficit of $130.8 million as of December 31, 2003 and reduced CommScope's equity in the net assets of OFS BrightWave to zero. CommScope's share of OFS BrightWave's losses in excess of its equity investment was recognized for accounting purposes as a reduction of its advances to OFS BrightWave, based on CommScope's proportionate share of OFS BrightWave's long-term debt, which was 11.66% as of December 31, 2003. However, these charges have no effect on its contractual right to sell our ownership interest in OFS BrightWave to Furukawa for a cash payment equal to our original investment in and advances to OFS BrightWave. CommScope's ownership interest in OFS BrightWave currently remains unchanged.

CommScope recorded after-tax charges of $20.9 million, or $0.35 per share, in the fourth quarter of 2003 for its share of the losses of OFS BrightWave related to the Company's ownership interest in this venture. The preliminary equity in losses of OFS BrightWave included in the initial fourth-quarter earnings release was $4.6 million, or $0.08 per share.

CommScope's final fourth quarter 2003 results were a net loss of $17.2 million, or $0.29 per share, which included after-tax equity in losses of OFS BrightWave. For calendar year 2003, CommScope reported a net loss of $70.6 million or $1.19 per share. CommScope's 2003 results include: a) after-tax equity in losses of OFS BrightWave of $61.7 million or $1.04 per share; and b) impairment charges primarily related to uninstalled, underutilized and idle broadband cable manufacturing equipment of $20.0 million after tax or $0.34 per share. Final fourth quarter and calendar year 2003 results are attached.

ABOUT COMMSCOPE
CommScope (NYSE: CTV - http://www.commscope.com) is a world leader in the design and manufacture of 'last mile' cable and connectivity solutions for communication networks. We are the global leader in structured cabling systems for business enterprise applications and the world's largest manufacturer of coaxial cable for Hybrid Fiber Coaxial (HFC) applications. Backed by strong research and development, CommScope combines technical expertise and proprietary technology with global manufacturing capability to provide customers with high-performance wired or wireless cabling solutions from the central office to the home.

FORWARD-LOOKING STATEMENTS
--------------------------
This press release contains forward-looking statements regarding among other things, the business position, plans, transition, outlook, margins, revenues, earnings, accretion, synergies and other financial items, and integration and restructuring plans related to CommScope's acquisition of substantially all of the assets and certain liabilities of Connectivty Solutions that are based on information currently available to management, management's beliefs and a number of assumptions concerning future events. Forward-looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause the actual results to differ materially from those currently expected. The potential risks and uncertainties that could cause actual results of CommScope to differ materially include, but are not limited to, the ability of the company to complete the acquisition of certain international operations; the challenges of transition, integration and restructuring associated with the acquisition; purchase accounting adjustments; the challenges of achieving anticipated synergies; the ability to retain qualified employees and existing business alliances; maintaining satisfactory relationships with represented employees; customer demand for Connectivity Solutions` products, applications and service; any statements of belief and any statements of assumptions underlying any of the foregoing; expected demand from Comcast Corporation and other major domestic MSOs; telecommunications industry capital spending; ability to maintain successful relationships with distributors; industry consolidation; ability of our customers to secure adequate financing to fund their infrastructure projects or to pay us; product demand and industry excess capacity; changes or fluctuations in global business conditions; financial performance and limited control of OFS BrightWave; competitive pricing and acceptance of our products; changes in cost and availability of key raw materials, especially those that are available only from limited sources; ability to recover higher material and transportation costs from our customers through price increases; possible future impairment charges for goodwill and other long-lived assets; industry competition and the ability to retain customers; possible disruption due to customer or supplier bankruptcy, reorganization or restructuring; our ability to obtain financing and capital on commercially reasonable terms; covenant restrictions and our ability to comply with covenants in our debt agreements; successful operation of bimetals manufacturing and other vertical integration activities; successful expansion and related operation of our facilities; achievement of sales, growth and earnings goals; ability to achieve reductions in costs; ability to retain and attract key personnel; developments in technology; intellectual property protection; product performance issues and associated warranties; adequacy and availability of insurance; regulatory changes affecting us or the industries we serve; acquisition activities and the ability to integrate acquisitions; environmental issues; terrorist activity or armed conflict; political instability; major health concerns and other factors. For a more complete description of factors that could cause such a difference, please see CommScope's filings with the Securities and Exchange Commission. In providing forward-looking statements, the Company does not intend, and is not undertaking any duty or obligation, to update these statements as a result of new information, future events or otherwise.

CONTACTS:
PHIL ARMSTRONG                BETSY LAMBERT, APR
INVESTOR RELATIONS            MEDIA RELATIONS
(828) 323-4848                (828) 323-4873

                             COMMSCOPE, INC.
              CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
           (UNAUDITED -- IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                 Three Months Ended     Twelve Months Ended
                                                    December 31,           December 31,
                                              -----------------------  ----------------------
                                                 2003          2002       2003        2002
                                              -----------  ----------  ----------  ----------
Net sales                                     $  153,747   $  135,883  $ 573,260   $ 598,467
                                              ----------   ----------  ---------   ---------
Operating costs and expenses:
  Cost of sales                                  122,664      109,552    458,620      477,912
  Selling, general and administrative             22,970       21,915     85,702      104,716
  Research and development                         1,634        1,306      6,164        6,153
  Impairment charges for fixed assets                  -            -     31,728       25,096
                                              ----------   ----------  ---------   ----------
      Total operating costs and expenses         147,268      132,773    582,214      613,877
                                              ----------   ----------  ---------   ----------
Operating income (loss)                            6,479        3,110     (8,954)     (15,410)
Other income, net                                    590          110        799          861
Interest expense                                  (2,048)      (2,354)    (8,596)      (9,214)
Interest income                                      781          773      2,762        2,475
                                              ----------   ----------  ---------   ----------
Income (loss) before income taxes and
   equity in losses of OFS BrightWave, LLC         5,802        1,639    (13,989)     (21,288)
Income tax (expense) benefit                      (2,148)        (607)     5,174        7,858
                                              ----------   ----------  ---------   ----------
Income (loss) before equity in losses of
   OFS BrightWave, LLC                             3,654        1,032     (8,815)     (13,430)
Equity in losses of OFS BrightWave, LLC,
   net of tax                                    (20,888)      (4,483)   (61,745)     (53,722)
                                              ----------   ----------  ---------   ----------
Net loss                                      $  (17,234)  $   (3,451) $ (70,560)  $ (67,152)
                                              ==========   ==========  =========   ==========
Net loss per share:
   Basic                                      $    (0.29)  $    (0.06) $   (1.19)  $    (1.10)
   Assuming dilution                          $    (0.29)  $    (0.06) $   (1.19)  $    (1.10)

Weighted average shares outstanding:
   Basic                                          59,265       59,468     59,231       61,171
   Assuming dilution                              59,265       59,468     59,231       61,171


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                             COMMSCOPE, INC.
                   CONDENSED CONSOLIDATED BALANCE SHEETS
                   (IN THOUSANDS, EXCEPT SHARE AMOUNTS)


                                                          December 31,       December 31,
                                                             2003               2002
                                                        --------------       ------------
                                 ASSETS
Cash and cash equivalents                               $     206,038        $   120,102
Accounts receivable, less allowance for
  doubtful accounts of $12,145 and $11,811,
  respectively                                                 69,461             64,787
Inventories                                                    32,723             36,254
Prepaid expenses and other current assets                       8,389             20,737
Deferred income taxes                                          14,061             16,579
                                                        -------------        -----------
      Total current assets                                    330,672            258,459

Property, plant and equipment, net                            176,290            229,515
Goodwill                                                      151,368            151,334
Other intangibles, net of accumulated amortization
  of $42,435 and $39,930, respectively                          6,330              8,835
Deferred income taxes                                          44,756              3,572
Investment in and advances to OFS BrightWave, LLC              13,361            111,528
Other assets                                                   17,004              9,425
                                                        -------------        -----------
      Total Assets                                      $     739,781        $   772,668
                                                        =============        ===========

                    LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable                                        $      14,659        $    18,483
Other accrued liabilities                                      35,377             26,005
                                                        -------------        -----------
      Total current liabilities                                50,036             44,488

Long-term debt                                                183,300            183,300
Other noncurrent liabilities                                   50,739             27,345
                                                        -------------        -----------
      Total Liabilities                                       284,075            255,133

Commitments and contingencies

Stockholders' Equity:
  Preferred stock, $.01 par value;
    Authorized shares:  20,000,000;
    Issued and outstanding shares:  None at
    December 31, 2003 and 2002                                      -                  -
  Common stock, $.01 par value; Authorized shares:
    300,000,000; Issued shares, including
    treasury stock: 61,861,376 at December 31, 2003
    and 61,762,667 at December 31, 2002; Issued and
    outstanding shares: 59,318,276 at December 31,
    2003 and 59,219,567 at December 31, 2002                      619                618
  Additional paid-in capital                                  384,889            383,541
  Retained earnings                                            90,955            161,515
  Accumulated other comprehensive loss                         (7,533)           (14,915)
  Treasury stock, at cost: 2,543,100 shares at
    December 31, 2003 and 2002                                (13,224)           (13,224)
                                                        -------------        -----------
      Total Stockholders' Equity                              455,706            517,535
                                                        -------------        -----------

      Total Liabilities and Stockholders' Equity        $     739,781        $   772,668
                                                        =============        ===========

                              COMMSCOPE, INC.
              CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                               (IN THOUSANDS)

                                                             Year Ended
                                                            December 31,
                                                      ------------------------
                                                          2003         2002
                                                      -----------  -----------

OPERATING ACTIVITIES:
Net loss                                               $ (70,560)   $ (67,152)
Adjustments to reconcile net loss to net cash
    provided by operating activities:
    Depreciation and amortization                         34,162       36,916
    Equity in losses of OFS BrightWave, LLC, pretax       98,174       85,445
    Impairment charges for fixed assets                   31,728       25,096
    Proceeds from assignment of receivables               12,524            -
    Deferred income taxes                                (36,619)     (23,973)
    Tax benefit from stock option exercises                  180          128
    Changes in assets and liabilities:                    21,855       47,365
                                                       ---------    ---------
Net cash provided by operating activities                 91,444      103,825

INVESTING ACTIVITIES:
    Additions to property, plant and equipment            (5,322)     (22,616)
    Costs related to acquisition of Connectivity
      Solutions                                           (2,141)           -
    Proceeds from disposal of fixed assets                   763          413
                                                       ---------    ---------
Net cash used in investing activities                     (6,700)     (22,203)

FINANCING ACTIVITIES:
    Principal payments on long-term debt                       -      (12,476)
    Cost of treasury stock repurchase                          -      (13,224)
    Long-term financing costs                             (1,901)        (416)
    Proceeds from exercise of stock options                1,169        1,029
                                                       ---------    ---------
Net cash used in financing activities                       (732)     (25,087)

Effect of exchange rate changes on cash                    1,924        1,638

                                                       ---------    ---------
Change in cash and cash equivalents                       85,936       58,173
Cash and cash equivalents, beginning of year             120,102       61,929
                                                       ---------    ---------
Cash and cash equivalents, end of year                 $ 206,038    $ 120,102
                                                       =========    =========